UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 12, 2024

NL Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed by Kronos Worldwide, Inc., a Delaware corporation and an affiliate of the registrant (“Kronos Worldwide”), under Items 1.01 and 2.03 of the Current Report on Form 8-K dated February 12, 2024 that Kronos Worldwide (File No. 1-31763) filed with the U.S. Securities and Exchange Commission on February 12, 2024 is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

1
(d)	Exhibits

	Item No.	Description

4.1

Supplemental Indenture No. 1, dated as of February 12, 2024, among Kronos International, Inc., the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee, collateral agent, paying agent, transfer agent and registrar – incorporated by reference to Exhibit 4.1 to Kronos Worldwide, Inc.’s Current Report on Form 8-K filed February 12, 2024

4.2

Indenture, dated as of February 12, 2024, among Kronos International, Inc., the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee, collateral agent, paying agent, transfer agent and registrar – incorporated by reference to Exhibit 4.2 to Kronos Worldwide, Inc.’s Current Report on Form 8-K filed February 12, 2024

4.3

Pledge Agreement dated September 13, 2017 among Kronos International, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as collateral agent – incorporated by reference to Exhibit 4.2 to Kronos Worldwide, Inc.’s Current Report on Form 8-K filed September 13, 2017

4.4

Additional Notes Priority Joinder Agreement dated February 12, 2024, executed by Deutsche Bank Trust Company Americas, as trustee and collateral agent for the holders of Kronos International, Inc.’s 9.50% Senior Secured Notes due 2029 and as existing agent under the Pledge Agreement dated September 13, 2017 entered into in connection with Kronos International Inc.’s 3.75% Senior Secured Notes due 2025 – incorporated by reference to Exhibit 4.4 to Kronos Worldwide, Inc.’s Current Report on Form 8-K filed February 12, 2024

4.5

Unsecured Subordinated Term Promissory Note dated February 12, 2024 in the principal amount of $53,705,000 executed by Kronos Worldwide, Inc. and the guarantors named therein and payable to the order of Contran Corporation – incorporated by reference to Exhibit 4.5 to Kronos Worldwide, Inc.’s Current Report on Form 8-K filed February 12, 2024

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

Date: February 12, 2024	By: /s/Amy A. Samford
Executive Vice President and Chief Financial Officer